Exhibit 99.1

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UNITED STATES BANKRUPTCY COURT

Southern DISTRICT OF New York

In Re. SVB Financial Group	§	Case No. 23-10367
§
§
Debtor(s)	§
☐ Jointly Administered

Monthly Operating Report		Chapter 11

Reporting Period Ended: 12/31/2023		Petition Date: 03/17/2023

Months Pending: 10		Industry Classification: 5 2 3 9

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements

☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☒	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ James L. Bromley	James L. Bromley
Signature of Responsible Party	Printed Name of Responsible Party

01/31/2024
Date	125 Broad Street, New York, New York 10004
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

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Debtor's Name SVB Financial Group	Case No. 23-10367

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$281,512,483

b.	Total receipts (net of transfers between accounts)	$30,014,742	$621,247,880

c.	Total disbursements (net of transfers between accounts)	$57,472,182	$2,394,407,137

d.	Cash balance end of month (a+b-c)	$254,055,043

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$57,472,182	$2,394,407,137

Part 2: Asset and Liability Status		Current Month
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Accounts receivable (total net of allowance)	$1,962,059,926

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory ( Book Market Other (attach explanation))	$0

d	Total current assets	$2,634,647,942

e.	Total assets	$3,622,659,823

f.	Postpetition payables (excluding taxes)	$81,189,266

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$81,189,266

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$3,496,001,664

n.	Total liabilities (debt) (j+k+l+m)	$3,577,190,930

o.	Ending equity/net worth (e-n)	$45,468,892

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$-629,066	$50,912,166

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$4,043,724

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$-629,066	$46,868,442

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$1,037,412

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$1,037,412

d.	Selling expenses	$0

e.	General and administrative expenses	$2,796,332

f.	Other expenses	$6,365,448

g.	Depreciation and/or amortization (not included in 4b)	$169,353

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$14,541,737

k.	Profit (loss)	$-22,835,458	$-549,881,122

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Debtor's Name SVB Financial Group	Case No. 23-10367

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$8,700,269	$68,990,524	$8,700,269	$69,014,644
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Alvarez & Marsal	Financial Professional	$3,787,331	$33,288,773	$3,787,331	$33,288,773
	ii	Centerview Partners LLC	Financial Professional	$240,000	$6,273,995	$240,000	$6,273,995
	iii	Jenner & Block LLP	Other	$1,242,858	$4,667,733	$1,242,858	$4,691,853
	iv	Kroll	Other	$64,226	$1,702,760	$64,226	$1,702,760
	v	Sullivan & Cromwell LLP	Lead Counsel	$3,365,854	$23,057,262	$3,365,854	$23,057,262
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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$204,484	$1,736,526	$85,903	$1,543,591
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Chapman and Cutler, LLP	Other	$0	$86,454	$0	$79,189
	ii	Debevoise & Plimpton LLP	Other	$0	$130,716	$0	$75,385
	iii	DLA Piper Ireland LLP	Local Counsel	$0	$16,765	$0	$16,765
	iv	Farella Braun + Martel LLP	Other	$40,358	$342,040	$0	$301,682
	v	Goodwin Procter LLP	Other	$81,137	$81,137	$0	$0
	vi	Herzog Fox & Neeman	Local Counsel	$2,861	$83,537	$2,861	$83,537
	vii	HWG LLP	Local Counsel	$1,260	$13,380	$1,260	$13,380
	viii	Kilpatrick Townsend & Stockto	Other	$17,164	$46,456	$17,164	$46,456
	ix	Miller & Olson LLP	Other	$0	$3,673	$0	$3,673
	x	Nishith Desai Associates	Local Counsel	$6,928	$18,104	$0	$11,177
	xi	Norton Rose LLP Shanghai	Local Counsel	$54,777	$355,304	$52,860	$353,387
	xii	Proskauer Rose LLP	Other	$0	$269,274	$0	$269,274
	xiii	Trucker Huss, APC	Other	$0	$289,687	$11,759	$289,687
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Debtor's Name SVB Financial Group	Case No. 23-10367

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c.	All professional fees and expenses (debtor & committees)	$15,091,705	$97,184,224	$16,578,780	$97,287,412

Part 6: Postpetition Taxes		Current Month				Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$			0	$0

b.	Postpetition income taxes paid (local, state, and federal)	$			0	$0

c.	Postpetition employer payroll taxes accrued	$			0	$0

d.	Postpetition employer payroll taxes paid	$			0	$0

e.	Postpetition property taxes paid	$			0	$0

f.	Postpetition other taxes accrued (local, state, and federal)	$			0	$42,095

g.	Postpetition other taxes paid (local, state, and federal)	$			0	$200,000

Part 7: Questionnaire - During this reporting period:
a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes	No
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes	No
c.	Were any payments made to or on behalf of insiders?		Yes	No
d.	Are you current on postpetition tax return filings?		Yes	No
e.	Are you current on postpetition estimated tax payments?		Yes	No
f.	Were all trust fund taxes remitted on a current basis?		Yes	No
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes	No
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes	No	N/A
i.	Do you have: Worker’s compensation insurance?		Yes	No
	If yes, are your premiums current?		Yes	No	N/A	(if no, see Instructions)
	Casualty/property insurance?		Yes	No
	If yes, are your premiums current?		Yes	No	N/A	(if no, see Instructions)
	General liability insurance?		Yes	No
	If yes, are your premiums current?		Yes	No	N/A	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes	No
k.	Has a disclosure statement been filed with the court?		Yes	No
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes	No

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Debtor's Name SVB Financial Group	Case No. 23-10367

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$			0

b.	Gross income (receipts) from self-employment	$			0

c.	Gross income from all other sources	$			0

d.	Total income in the reporting period (a+b+c)	$			0

e.	Payroll deductions	$			0

f.	Self-employment related expenses	$			0

g.	Living expenses	$			0

h.	All other expenses	$			0

i.	Total expenses in the reporting period (e+f+g+h)	$			0

j.	Difference between total income and total expenses (d-i)	$			0

k.	List the total amount of all postpetition debts that are past due	$			0

l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?		Yes	No
m.	If yes, have you made all Domestic Support Obligation payments?		Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Nicholas R. Grossi	Nicholas R. Grossi
Signature of Responsible Party	Printed Name of Responsible Party

Interim Chief Financial Officer, and/or Authorized Signatory	01/31/2024
Title	Date

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Debtor's Name SVB Financial Group	Case No. 23-10367

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Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

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Debtor's Name SVB Financial Group	Case No. 23-10367

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Notes and Supporting Documentation Pg 1 of 7

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re SVB Financial Group	Case No. 23-10367 (MG)

Reporting Period: 12/1/2023 – 12/31/2023

Supplemental Notes to Monthly Operating Report

FACTUAL BACKGROUND

Debtor-in-Possession Financial Statements: On March 17, 2023 (the “Petition Date”), SVB Financial Group (the “Debtor”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtor’s case is administered under the caption In re SVB Financial Group, Case No 23-10367 (the “Chapter 11 Case”). The Debtor is continuing to operate its remaining businesses as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Debtor is filing its monthly operating report (the “MOR”) for purposes of complying with the monthly operating requirements applicable in the Debtor’s Chapter 11 Case. The financial information contained in the MOR is unaudited and limited in scope to only those items and disclosures required pursuant to the Bankruptcy Code. The MOR has been completed using generally accepted accounting standards (e.g., the Financial Accounting Standards Board Accounting Standards Codification 852, Reorganizations (ASC 852)). The MOR, however, is not a complete set of financial statements pursuant to generally accepted accounting principles (“GAAP”) as it does not include all disclosures and financial statements (e.g., statement of cash flow or statement of shareholders’ equity) which are required pursuant to GAAP. Additionally, the MOR includes certain cash-basis schedules (e.g., Part 1: Cash Receipts and Disbursements) which are not in accordance with GAAP.

The financial information disclosed in the MOR was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtor should evaluate this financial information in light of the purposes for which it was prepared. The Debtor is not liable for and undertakes no responsibility to indicate variations from securities laws reporting.

Basis of Presentation: As discussed in greater detail in the Declaration of William C. Kosturos in Support of the Debtor’s Chapter 11 Petition and First Day Pleadings [D.I. 21] and Supplemental Declaration of William C. Kosturos in Support of the Debtor’s Chapter 11 Petition and First Day Pleadings [D.I. 43], on March 10, 2023, the California banking authorities closed Silicon Valley Bank (the “Bank”) and appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver of the Bank (the “Receivership”).1 The FDIC subsequently transferred all deposits and substantially all assets of Silicon Valley Bank to a newly created, FDIC-operated bridge bank, Silicon Valley Bridge Bank, National Association (“Bridge Bank”). Before the Receivership, the Debtor’s information management systems were primarily maintained by the Bank pursuant to a shared services agreement. As a result of the Receivership, the Debtor no longer operates the Bank and no longer has complete access to these systems. The Debtor is continuing to work with the FDIC, as well as First Citizens Bank & Trust Company (“FCB”), as successor-in-interest to Bridge Bank, to gain access to its books and records.

[1]	The Federal Deposit Insurance Corporation in its corporate capacity, as receiver of Bridge Bank and as receiver of the Bank are collectively referred to as the “FDIC.”

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Notes and Supporting Documentation  Pg 2 of 7

In addition, before the Receivership, the Debtor’s executive officers, its principal accounting officer and all members of its accounting and finance teams were employed by the Bank. All of these individuals either resigned, became employees of Bridge Bank in connection with the Receivership or became an employee of FCB. The Debtor has made reasonable efforts to supplement the information available to it with additional information concerning transactions that may not have been identified in the books and records to which it has access.

Records of prepetition assets and liabilities, including, among other things, liabilities owed by the Debtor to its affiliates and FCB, are likely to be adjusted throughout the pendency of the Chapter 11 Case as claims are filed and items are approved by the Bankruptcy Court. The MOR and the Supplemental Balance Sheet and Supplemental Statement of Operations attached thereto, are an unconsolidated, stand-alone presentation of the Debtor’s assets and liabilities and income/loss. The financial results of Debtor’s subsidiaries not party to the Chapter 11 Case are included in the financial statements as Investments in Subsidiaries and Net (Gain)/Loss from Subsidiaries.

Reporting Period: Unless otherwise noted herein or in the MOR, the MOR generally reflects the Debtor’s books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

NOTES TO MOR

Note 1: Employees

The Debtor did not directly employ any employees during the reporting period. SVBFG Employee Holdco LLC, a non-debtor direct subsidiary of the Debtor, employed six employees who performed services for the Debtor during the reporting period.

Note 2: Reorganization Accounting

Accounting standard ASC 852 requires expenses and income directly associated with the Chapter 11 Case to be reported separately in the statement of operations as Reorganization Items, net. Reorganization Items, net may include write-off of certain fees relating to debt obligations classified as Liabilities Subject to Compromise, expenses related to legal advisory and representation services, other professional consulting and advisory services, and changes in Liabilities Subject to Compromise. Reorganization Items, net will be recorded as such items are incurred and/or approved by the Bankruptcy Court.

Note 3: Investment Securities

Investment Securities primarily represent investments in venture capital and private equity funds, debt funds, private and public portfolio companies, including public equity securities held as a result of equity warrant assets exercised. The fair values of these investments are reflected in the financial statements and are adjusted on a quarterly basis. Fair value changes are recorded as unrealized gains or losses through net income.

Unconsolidated venture capital and private equity fund investments: Funds where ownership interest is typically less than 5% of the voting interests of each such fund and in which there is not the ability to exercise significant influence over the partnerships’ operating activities and financial policies. The unconsolidated venture capital and private equity fund investments are carried at fair value based on the fund investments’ net asset values per share as obtained from the general partners of the funds, adjusted for any contributions paid, distributions received from the investment, and significant fund transactions or market events during the reporting period.

Direct equity investments in private companies: The carrying value is based on the price at which the investment was acquired plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments. A range of factors is considered when adjusting the fair value of these investments, including, but not limited to, the term and nature of the investment, local market conditions, values for comparable securities, current and projected operating performance, exit strategies, financing transactions subsequent to the acquisition of the investment and a discount for certain investments that have lock-up restrictions or other features that indicate a discount to fair value is warranted.

2

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Notes and Supporting Documentation  Pg 3 of 7

Note 4: Due to/from FDIC

The Debtor has reflected the known cash balances of its operating accounts and Regulation W account that were on deposit at Bridge Bank as of the Petition Date (and previously at the Bank), as a receivable from the FDIC. The Debtor does not have access to its account information at Bridge Bank so it could not independently verify the exact amount of funds that were transferred to the FDIC but has used the available information provided by FCB to reflect its best estimate of the amounts that are due to the Debtor.

Note 5: Warrants & Other Derivatives

In connection with negotiated credit facilities and certain other services that were offered by the Bank, the Debtor often acquired equity warrant assets giving the Debtor the right to acquire stock in venture-backed companies primarily in the technology, life science and healthcare industries subject to applicable regulatory limits and, in some cases, equity interests were retained in these companies following their initial public offering. The fair values of these warrants and investments are reflected in the financial statements and are adjusted on a quarterly basis. Fair value changes are recorded as unrealized gains or losses through net income. However, the timing and amount of changes in fair value, if any, of these financial instruments depends on factors beyond the Debtor’s control, including the perceived and actual performance of the companies or funds in which the Debtor invests, fluctuations in the market prices of the preferred or common stock of the portfolio companies, the timing of the receipt of relevant financial information from these companies, market volatility and interest rate fluctuations and legal and contractual restrictions. The valuation processes for warrants are as follows:

Equity warrant assets (public portfolio): Fair value measurements of equity warrant assets of publicly traded portfolio companies are valued based on the Black-Scholes option pricing model. The model uses the price of publicly traded companies (underlying stock price), stated strike prices, warrant expiration dates, the risk-free interest rate and market-observable option volatility assumptions.

Equity warrant assets (private portfolio): Fair value measurements of equity warrant assets of private portfolio companies are priced based on a Black-Scholes option pricing model to estimate the asset value by using stated strike prices, option expiration dates, risk-free interest rates and option volatility assumptions. Option volatility assumptions used in the Black-Scholes model are based on public market indices whose members operate in similar industries as companies in the Debtor’s private company portfolio. Option expiration dates are modified to account for estimates to actual life relative to stated expiration. Overall model asset values are further adjusted for a general lack of liquidity due to the private nature of the associated underlying company.

Note 6: Lease Accounting – Right of Use Asset and Lease Liability

The Debtor has unexpired leases for real estate and equipment. At the inception of each lease, the lease is evaluated to determine whether the lease will be accounted for as an operating or finance lease.

ROU assets represent the right to use an underlying asset for the lease term, and lease liabilities represent the obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. As most leases do not provide an implicit rate, the incremental borrowing rate was used based on the information available at the commencement date in determining the present value of lease payments. The implicit rate is used when readily determinable. The operating lease ROU asset also includes any lease payments made and excludes lease incentives. Lease terms may include options to extend or terminate the lease when it is reasonably certain that such option will be exercised. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

The carrying value of the ROU asset and lease liability associated with any lease(s) that are rejected are written off and recognized as Reorganization Items, net. The Debtor also estimates the damages associated with rejected leases. Any lease rejection damages are recorded in the financial statements as a prepetition claim in the month the Debtor receives a signed order approving any lease rejections, along with the write-off of the related ROU asset and lease liability.

3

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Notes and Supporting Documentation  Pg 4 of 7

On December 15, 2023, the Bankruptcy Court entered an order authorizing the Debtor to assume and assign an unexpired lease [D.I 764] to FCB. The lease assignment was effective as of January 1, 2024.

Note 7: Investment in Subsidiaries

The primary subsidiary business operations of the Debtor during the reporting period are:

SVB Capital Management, LLC

SVB Capital ManCo is the venture capital and credit investment arm of the Debtor, which focuses primarily on funds management. SVB Capital ManCo manages over $9.5 billion of funds on behalf of third party limited partner investors and, on a more limited basis, the Debtor. The SVB Capital family of funds is comprised of pooled investment vehicles such as direct venture funds that invest in companies and funds of funds that invest in other venture capital funds, as well as debt funds that provide lending and other financing solutions. SVB Capital generates income for the Debtor primarily through investment returns (including carried interest) and management fees.

SVB Securities Holdings

SVB Securities Holdings LLC consists of two businesses, MoffettNathanson LLC, a sell-side research boutique and SVB Transformation Holdings LLC, an asset management company. The Debtor is currently evaluating its position with regard to these entities.

Note 8: Assets Sold or Transferred

The amounts disclosed in Part 3.a. and c. of the MOR represent a post-closing true up for the previously disclosed sale of the membership interests of SVB Securities LLC (n/k/a Leerink Partners LLC) and SVB MEDACorp LLC and certain related assets.

Note 9: Taxes

Taxes receivables reflect a reasonable estimate of current tax refunds due to the Debtor and continue to be evaluated for any required allocations or adjustments.

Note 10: Liabilities Subject to Compromise (Prepetition)

Due to the filing of the Chapter 11 Case on March 17, 2023, the payment of prepetition indebtedness is generally subject to compromise pursuant to a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-bankruptcy filing liabilities are stayed. The Debtor has been paying and intends to pay undisputed postpetition liabilities in the ordinary course of business. In addition, the Debtor has rejected certain prepetition executory contracts and unexpired leases with respect to their operations with the approval of the Bankruptcy Court (See Note 6).

Prepetition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject To Compromise may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of secured status of certain claims, the values of any collateral securing such claims, or other events. The value of the claims that will ultimately be allowed by the Bankruptcy Court cannot be reasonably estimated until the evaluation, investigation and reconciliation of the filed claims has been completed. Any resulting changes in classification will be reflected in subsequent financial statements.

Note 11: Subsequent Events

On January 9, 2024, the Debtor entered into a Restructuring Support Agreement (together with all exhibits and schedules thereto, the “RSA”) with the holders of certain claims that are members of an ad hoc group of senior noteholders (the “Supporting Ad Hoc Group of Senior Noteholder Members”) and the official committee of unsecured creditors appointed in connection with the Chapter 11 Case (the “Official Committee”). The RSA reflects

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Notes and Supporting Documentation  Pg 5 of 7

certain principal terms of a potential restructuring that include the proposed treatment of classes of claims and interests, the creation of a liquidating trust and the formation of a new holding company as set forth in the term sheet attached as an exhibit to the RSA. The RSA also contains various milestones (subject to waiver and extensions), including the date by which the Debtor is required to, among other things, file the disclosure statement and the chapter 11 plan, the date by which more than two-thirds of the aggregate outstanding principal amount of the Debtor’s senior notes must have signed on to the RSA and the dates by which the Bankruptcy Court must have entered certain orders.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the RSA, a copy of which is available in the Notice of Entry into Restructuring Support Agreement [D.I. 798].

On January 26, 2024, the Debtor filed the Debtor’s Plan of Reorganization Under Chapter 11 of the Bankruptcy Code [D.I. 826]. The Debtor is a proponent of the Plan for purposes of section 1129 of the Bankruptcy Code.

Note 12: Questionnaire

The workers’ compensation policy that covered employees of FCB who previously performed services for the Debtor was terminated on May 1, 2023. The Debtor has obtained a new workers’ compensation policy through a professional employer organization.

I declare under penalty of perjury that, in my reasonable belief, the foregoing supplemental notes to Monthly Operating Report are true and correct.

/s/ Nicholas R. Grossi
Nicholas R. Grossi
Title:	Interim Chief Financial Officer
Date:	January 31, 2024

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Exhibit - 1
In re: SVB Financial Group	Case No.:	23-10367
	Reporting Period:	12/1/2023 - 12/31/2023

Supplemental Statement of Operations

	SVB Financial Group
	Current Month	Cumulative
	12/01/2023 - 12/31/2023	03/17/2023 - 12/31/2023	Notes
Income
Investment Income	$1,037,412	$8,742,472
Management Fees	—	31,121,090

Total Income	$1,037,412	$39,863,562
Operating Expenses
Operating Expenses	2,965,685	20,324,707

Total Operating Expenses	$2,965,685	$20,324,707

Operating Income / (Loss)	$(1,928,273)	$19,538,855

Other (Income) / Expense
Net (Gain) / Loss from Subsidiaries	$932,285	$139,773,129	[1	]
Net (Gain) / Loss on Investments	5,458,161	39,451,373	[1	]
Vesting of RSUs	12,469	16,416,046
Miscellaneous (Income) / Expense	(37,466)	7,134,122

Total Other (Income) / Expense	$6,365,448	$202,774,670

Net Income / (Loss) before Reorganization Expenses	$(8,293,721)	$(183,235,814)
Reorganization Items, net	14,541,737	366,645,308

Net Income / (Loss)	$(22,835,458)	$(549,881,122)

Notes

[1] - Includes both realized and unrealized (gains) / losses.

UST Form 11-MOR (12/01/2021)	1

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Exhibit - 2
In re: SVB Financial Group	Case No.:	23-10367
	Reporting Period:	12/31/2023

Supplemental Balance Sheet

SVB Financial Group
12/31/2023
ASSETS
Cash	$254,055,043
Investment Securities	356,612,718
Capital Call Line	37,509,553
Accounts Receivable	28,254,218
Receivable from FDIC	1,933,805,708
Other Current Assets	24,410,701

Total Current Assets	$2,634,647,942
Warrants & Other Derivatives	329,365,574
Lease ROU Asset	9,786,854
Fixed Assets	692,972
Other Assets	72,669,996

Total Other Assets	$412,515,396
Investments in SVB Capital Funds	462,460,733
Investment in SVB Securities	79,822,206
Investments in Foreign Subs / Other	33,213,546

Total Investments in Subsidiaries	$575,496,485

TOTAL ASSETS	$3,622,659,823

LIABILITIES & EQUITY
Liabilities Not Subject to Compromise
Postpetition Payables	81,189,266

Total Liabilities Not Subject to Compromise	$81,189,266
Liabilities Subject to Compromise
A/P and Accrued Expenses	84,608,305
Accrued Interest Payable	30,159,270
Lease Liabilities	11,113,010
Other Liabilities	20,000
Long-term Debt	3,370,101,079

Total Liabilities Subject to Compromise	$3,496,001,664

Total Liabilities	$3,577,190,930
Equity	45,468,892

TOTAL LIABILITIES & EQUITY	$3,622,659,823

UST Form 11-MOR (12/01/2021)	1